UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5 Sylvan Way, Suite 100, Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Pacira Pharmaceuticals, Inc. (the “Company”) today announced that on March 28, 2014, the U.S. Food and Drug Administration (FDA) approved an additional bulk manufacturing suite, referred to as Suite C, for EXPAREL® (bupivacaine liposome injectable suspension). The suite is housed at the Company’s Science Center Campus in San Diego, where EXPAREL is currently manufactured.  A copy of the press release relating to this announcement is attached as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 31, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacira Pharmaceuticals, Inc.

Date: March 31, 2014	By:	/s/ James Scibetta
James Scibetta
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 31, 2014.